                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to Form S-4 Registration Statement No. 33-64447 of our report dated August 28, 1995, on FirsTier Financial, Inc. and Subsidiaries, included in First Bank System, Inc.'s Amendment No. 1 on Form 8-K/A filed August 30, 1995, and to all references to our firm included in this Registration Statement.


/s/ ARTHUR ANDERSEN LLP


Omaha, Nebraska
December 29, 1995